UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2006

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends Item 9.01 of Kforce Inc.’s (“Kforce”) Current Report on Form 8-K filed October 2, 2006 regarding the consummation of the acquisition of Bradson Corporation (“Bradson”) by Kforce Government Holdings Inc., a wholly-owned subsidiary of Kforce (“KGH”), under the terms of a Stock Purchase Agreement by and among Bradson, Kforce, KGH, Ronald M. Bradley, Barbara J. Lewis, and David M. Halstead dated October 1, 2006 (the “Stock Purchase Agreement”). The Stock Purchase Agreement has been filed as Exhibit 2.1 under Items 1.01 and 2.01 of Kforce’s Current Report on Form 8-K filed October 2, 2006.

The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b). Such financial statements and information were not included in the original filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements of business acquired as of December 31, 2005 and for the year ended December 31, 2005 are being filed as Exhibit 99.1 and are incorporated herein by reference.

The required financial statements of business acquired as of June 30, 2006 and for the six months ended June 30, 2006 and June 24, 2005 are being filed as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information as of June 30, 2006, for the year ended December 31, 2005 and for the six months ended June 30, 2006 is being filed as Exhibit 99.3 and is incorporated herein by reference.

(c)	Exhibits

Exhibit Number	Description
23.1	Consent of McGladrey & Pullen, LLP

99.1	Financial statements of Bradson Corporation as of December 31, 2005 and for the year ended December 31, 2005

99.2	Condensed unaudited financial statements of Bradson Corporation as of June 30, 2006 and for the six months ended June 30, 2006 and June 24, 2005

99.3	Condensed unaudited pro forma combined financial statements as of June 30, 2006, for the year ended December 31, 2005 and for the six months ended June 30, 2006

FORWARD-LOOKING STATEMENTS

This Report on Form 8-K/A contains forward-looking statements. Additional written or oral forward-looking statements may be made by Kforce from time to time, in filings with the Securities and Exchange Commission or otherwise. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements may include, but may not be limited to, projections of revenue, income, growth, losses, cash flows, capital expenditures, plans for future operations, the effects of interest rate variations, financing needs or plans, plans relating to products or services of Kforce, estimates concerning the effects of litigation or other disputes, as well as assumptions to any of the foregoing. In addition, when used in this Report, the words “anticipates”, “estimates”, “expects”, “intends”, “plans”, “believes” and variations thereof and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are inherently subject to risks and uncertainties, some of which can not be predicted. Future events and actual results could differ materially from those set forth in or underlying the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Report which speak only as of the date of this Report. Kforce undertakes no obligation to publicly publish the results of any adjustments to these forward-looking statements that may be made to reflect events on or after the date of this Report or to reflect the occurrence of unexpected events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC. (Registrant)

December 8, 2006	By:	/s/ Joseph J. Liberatore
Joseph J. Liberatore Chief Financial Officer